[IMAGE OF L. ROY PAPP]

                              PAPP STOCK FUND, INC.
                                 A No-Load Fund

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2001

                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   602-956-1115
                                                   800-421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

                              Papp Stock Fund, Inc.

Dear Fellow Shareholders:

In common with other growth-oriented mutual funds, our Stock Fund experienced a difficult first half of 2001. During that period we were down 12.02% while the Standard & Poor's 500 Stock Index was down 6.70%. Our long-term investors, however, can take comfort from the fact that since inception in 1989 we were up 322.33% at June 30. A $10,000 investment made when we started operations would be worth $42,233 on June 30.

It is now clear that an economic slowdown is occurring, especially in the manufacturing sector. Housing and automobiles appear to be doing reasonably well and I do not believe a traditional economic recession is on the horizon. For reasons I shall write about shortly, there are a number of reasons to believe the manufacturing sector, particularly technology, will work out of its problems within a relatively short period of time.

There is no doubt that a number of our portfolio companies were overly optimistic about their earnings growth, even in the event of an economic slowdown. They communicated this optimistic outlook to the financial community which, in turn, bid up the prices of the underlying common stocks to levels which did not factor in the possibility of a slowdown. My writing here has been about the high quality, well-financed companies. Many, if not most, of the poor quality dot.com companies are already out of business and their employees and executives are out of work.

We believe the present situation will be relatively short lived and that by the end of the year recovery in the manufacturing sector will become evident. In the first place, the Federal Reserve and Mr. Greenspan have cut interest rates no less than six times in the recent past. Historically, it takes six to nine months for such reductions to work their way into the economy. Secondly, oil prices have come down, and rather sharply. This fact will help to reduce inflationary pressures. Thirdly, the tax cut will be beneficial to the entire economy. And fourthly, by the end of the year earnings comparisons will begin to look better and provide a stimulus for better stock prices.

Having been in the investment management business for well over forty years, I know that market timing is a losing cause. The only way to enjoy the long-term upward bias in stock prices is to buy very high quality companies and stay with them through the ups and downs. That is our basic investment philosophy and the one we apply to this Fund.

                                  Best regards,


                                  L. Roy Papp, Chairman
                                  August 1, 2001

                              PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

                                                                                 Number          Fair
                       Common Stocks                                            of Shares        Value
-----------------------------------------------------------------------------   ---------     -----------
Financial Services (21.0%)
   General Electric Company
      (Diversified financial and industrial company)                             106,000      $ 5,167,500
   Northern Trust Corporation
      (Bank specializing in trust services)                                       66,000        4,125,000
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                160,000        7,918,400
                                                                                              -----------
                                                                                               17,210,900
                                                                                              -----------
Software (9.4%)
   Microsoft Corporation*
      (Personal computer software)                                               106,000        7,695,600
                                                                                              -----------

Industrial Services (9.4%)
   G&K Services Inc., Class A
      (Uniform rental service)                                                    32,000          860,800
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                           153,000        4,490,550
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                            27,000        2,322,000
                                                                                              -----------
                                                                                                7,673,350
                                                                                              -----------
Pharmaceutical (8.7%)
   American Home Products Corporation
      (Prescription pharmaceuticals)                                              17,500        1,022,700
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                              95,000        6,071,450
                                                                                              -----------
                                                                                                7,094,150
                                                                                              -----------
Specialty Retailing (8.1%)
   Walgreen Company
      (Retail drug store chain)                                                   86,000        2,936,900
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                                 75,000        3,660,000
                                                                                              -----------
                                                                                                6,596,900
                                                                                              -----------
Medical Products (7.6%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                           135,000        6,211,350
                                                                                              -----------

Semiconductors & Equipment (6.4%)
   Applied Materials, Inc.*
      (Leading developer, manufacturer, and marketer of semiconductor
      manufacturing systems)                                                      18,000          883,800
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and memory chips)      150,000        4,387,500
                                                                                              -----------
                                                                                                5,271,300
                                                                                              -----------
Investment Management (6.2%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                              137,000        5,122,430
                                                                                              -----------

      *     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                                PAPP STOCK FUND, INC.
                          SCHEDULE OF PORTFOLIO INVESTMENTS
                                    JUNE 30, 2001
                                     (Unaudited)

                                                                                Number         Fair
                  Common Stocks (continued)                                    of Shares       Value
-----------------------------------------------------------------------------  ---------    -----------
Electronic Equipment (5.3%)
   American Power Conversion*
      (Leading producer of uninterruptible power supply products)                66,000     $ 1,039,500
   Emerson Electric Company
      (Manufacturer of electrical and electronic products and systems)            7,000         423,500
   Molex, Inc.
      (Supplier of interconnection products)                                     97,000       2,892,540
                                                                                            -----------
                                                                                              4,355,540
                                                                                            -----------
Financial Processing (4.2%)
   Automatic Data Processing, Inc.
      (Leading provider of computing and data processing services)               31,500       1,565,550
   First Data Corporation
      (Leading provider of credit card processing and money
      transfer services)                                                         29,000       1,863,250
                                                                                            -----------
                                                                                              3,428,800
                                                                                            -----------
Restaurants (4.0%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                   122,000       3,301,320
                                                                                            -----------
Consumer Products (3.7%)
   Clorox Company
      (Manufacturer of bleach and other consumer products)                       90,000       3,046,500
                                                                                            -----------
Computer Equipment (3.3%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                        93,000       2,659,800
                                                                                            -----------
Telecommunications (1.3%)
    Nokia Corporation
      (Leading manufacturer of wireless handsets)                                49,000       1,079,960
                                                                                            -----------
Instruments & Testing (0.8%)
    Agilent Technologies, Inc.*
      (Designs and manufactures test and measurement systems
      for the electronics and healthcare industries)                             21,070         684,775
                                                                                            -----------

Total Common Stocks - 99.4%                                                                  81,432,675
Cash and Other Assets, Less Liabilities - 0.6%                                                  481,602
                                                                                            -----------
Net Assets - 100%                                                                           $81,914,277
                                                                                            ===========

Net Asset Value Per Share
(Based on 2,510,144 shares outstanding at June 30, 2001)                                    $     32.63
                                                                                            ===========

      *     Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP STOCK FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001
                                   (Unaudited)

                                     ASSETS
Investment in securities at fair value (original
  cost $36,796,048 at June 30, 2001) (Note 1)                        $ 81,432,675
Cash                                                                      400,351
Dividends and interest receivable                                         105,550
Receivable for investment securities sold                               1,916,809
                                                                     ------------
            Total assets                                             $ 83,855,385
                                                                     ============

                                   LIABILITIES

Redemptions payable                                                  $  1,852,042
Accrued expenses                                                           89,066
                                                                     ------------
             Total liabilities                                       $  1,941,108
                                                                     ============


                                   NET ASSETS

Paid-in capital                                                      $ 35,784,310
Accumulated undistributed net investment loss                          (1,251,122)
Accumulated undistributed net realized gain on investments sold         2,744,462
Net unrealized gain on investments                                     44,636,627
                                                                     ------------
            Net assets applicable to Fund shares outstanding         $ 81,914,277
                                                                     ============


Fund shares outstanding                                                 2,510,144
                                                                     ============
Net Asset Value Per Share (net assets/shares
   outstanding)                                                      $      32.63
                                                                     ============

    The accompanying notes are an integral part of this financial statement.

                              PAPP STOCK FUND, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (Unaudited)

INVESTMENT INCOME:
   Dividends                                                   $    346,491
   Interest                                                          12,496
   Foreign taxes withheld                                            (1,806)
                                                               ------------

          Total investment income                                   357,181
                                                               ------------

EXPENSES:
   Management fee (Note 3)                                          440,922
   Filing fees                                                       20,226
   Legal fees                                                         9,187
   Auditing fees                                                      6,500
   Transfer agent fees (Note 3)                                       3,697
   Printing and postage fees                                          3,675
   Directors' attendance fees                                         3,200
   Custodial fees                                                     3,130
   Other fees                                                        23,621
                                                               ------------

          Total expenses                                            514,158
                                                               ------------

     Net investment loss                                           (156,977)
                                                               ------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                              6,983,740
   Cost of securities sold                                       (4,239,278)
                                                               ------------
   Net realized gain on investments sold                          2,744,462

   Net change in unrealized gain on investments                 (14,340,348)
                                                               ------------

   Net realized and unrealized gain/(loss) on investments       (11,595,886)
                                                               ------------

DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $(11,752,863)
                                                               ============

    The accompanying notes are an integral part of this financial statement.

                              PAPP STOCK FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                   FOR THE SIX MONTHS ENDED JUNE 30, 2001 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)

                                                                  2001                2000
                                                              ------------       -------------
FROM OPERATIONS:
   Net investment loss                                        $   (156,977)      $    (394,964)
   Net realized gain on investments sold                         2,744,462           6,980,983
   Net change in unrealized gain on investments                (14,340,348)        (13,163,970)
                                                              ------------       -------------
        Decrease in net assets resulting
           from operations                                     (11,752,863)         (6,577,951)
                                                              ------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                      --          (6,980,983)
                                                              ------------       -------------
         Decrease in net assets resulting from
           distributions to shareholders                                --          (6,980,983)
                                                              ------------       -------------
FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                  2,835,993          26,926,572
     Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investment
     securities sold                                                    --           6,326,339
   Payments for redemption of shares                            (7,641,362)        (26,322,932)
                                                              ------------       -------------

        Decrease in net assets resulting
           from shareholder transactions                        (4,805,369)          6,929,979
                                                              ------------       -------------

Total decrease in net assets                                   (16,558,232)         (6,628,955)

Net assets at beginning of the period                           98,472,509         105,101,464
                                                              ------------       -------------

Net assets at end of period                                   $ 81,914,277       $  98,472,509
                                                              ============       =============

   The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2001
                                   (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., formerly The L. Roy Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.963 a share aggregating $2,501,908. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.80 a share aggregating $4,479,075. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $3,697 and $10,317 in 2001 and 2000, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the six months ended June 30, 2001 and the year ended December 31, 2000, investment transactions excluding short-term investments were as follows:

                                         2001                   2000
                                  ------------------      -----------------

     Purchases at cost               $ 1,935,433            $ 13,903,567
     Sales                             6,983,740              14,613,487

(5) CAPITAL SHARE TRANSACTIONS:

At June 30, 2001, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                Proceeds              Shares
                                              ------------         ------------
Six months ended June 30, 2001
Shares issued                                 $  2,835,993               82,709
Distributions reinvested                                --                   --
Shares redeemed                                 (7,641,362)            (227,178)
                                              ------------         ------------
    Net decrease                              $ (4,805,369)            (144,469)
                                              ============         ============

Year ended December 31, 2000
Shares issued                                 $ 26,926,572              633,718
Distributions reinvested                         6,326,339              156,272
Shares redeemed                                (26,322,932)            (625,844)
                                              ------------         ------------
    Net increase                              $  6,929,979              164,146
                                              ============         ============

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                  2001                 2000
                                              ------------         ------------

Fair value                                    $ 81,432,675         $ 98,076,868
Original cost                                  (36,796,048)         (39,099,893)
                                              ------------         ------------
    Net unrealized appreciation               $ 44,636,627         $ 58,976,975
                                              ============         ============

As of June 30, 2001, gross unrealized gains on investments in which fair market value exceeded cost totaled $46,391,763 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,755,136.

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $60,310,262 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,333,287.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                      Six Months
                                         Ended                                  Year Ended December 31,
                                     June 30, 2001         2000           1999             1998           1997            1996
                                     -------------    ------------    ------------     ------------   ------------    ------------
Net asset value,
   beginning of period                $      37.09    $      42.20    $      37.36     $      29.78   $      22.70    $      19.29
Income from operations:
   Net investment (loss)/income              (0.08)          (0.13)          (0.15)           (0.09)         (0.04)           0.01
   Net realized and unrealized
      (loss)/gain on investments             (4.38)          (2.22)           5.75             8.13           7.55            4.16
                                      ------------    ------------    ------------     ------------   ------------    ------------

         Total from operations               (4.46)          (2.35)           5.60             8.04           7.51            4.17

Less distributions:
   Dividend from net
      investment Income                         --              --              --               --             --           (0.01)
   Distribution of net realized gain            --           (2.76)          (0.76)           (0.46)         (0.43)          (0.75)
                                      ------------    ------------    ------------     ------------   ------------    ------------

         Total distributions                    --           (2.76)          (0.76)           (0.46)         (0.43)          (0.76)

Net asset value, end of period        $      32.63    $      37.09    $      42.20     $      37.36   $      29.78    $      22.70
                                      ============    ============    ============     ============   ============    ============

         Total return                       -12.02%          -6.02%          14.99%           26.99%         33.12%          21.77%
                                      ============    ============    ============     ============   ============    ============

Ratios/Supplemental Data:
   Net assets, end of period          $ 81,914,277    $ 98,472,509    $105,101,464     $ 98,608,333   $ 79,820,068    $ 53,277,087
   Expenses to average net
      assets                                  1.17%*          1.09%           1.09%            1.10%          1.12%           1.16%
   Investment income to
      average net assets                      0.80%*          0.71%           0.71%            0.82%          1.00%           1.19%
   Portfolio turnover rate                    4.35%*         13.33%           6.60%            9.74%          6.19%          14.47%

*     Annualized

                              PAPP STOCK FUND, INC.

                                    Directors

       James K. Ballinger                              L. Roy Papp
       Amy S. Clague                                   Harry A. Papp
       Robert L. Mueller                               Rosellen C. Papp
                                                       Bruce C. Williams

                                    Officers

      Chairman - L. Roy Papp                           President - Harry A. Papp

                                 Vice Presidents

      Russell A. Biehl                                 Julie A. Hein
      Victoria S. Cavallero                            Robert L. Mueller
      George D. Clark, Jr.                             Rosellen C. Papp
      Jane E. Couperus                                 John L. Stull
      Jeffrey N. Edwards

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian
                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent
                          L. Roy Papp & Associates, LLP
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         Independent Public Accountants
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel
                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.